                                                                   EXHIBIT 10.17

                            SUBORDINATION AGREEMENT


     THIS SUBORDINATION AGREEMENT (this "Agreement"), dated as of December 30,
                                         ---------
1996, by and among CompUSA Holdings II Inc., a Delaware corporation ("Comp II"),
                                                                      -------
PCs Compleat, Inc., a Delaware corporation ("PCs"), CompUSA Holdings I Inc., a
                                             ---
Delaware corporation ("Comp I"), CompTeam Inc., a Delaware corporation
                       ------
("CompTeam"), CompUSA Management Company, a Delaware business trust ("Comp
  --------                                                            ----
Management"), CompUSA Stores L.P., a Texas limited partnership ("Comp L.P."),
----------                                                       ---------
and CompUSA Holdings Company, a Delaware business trust ("Comp Holdings")
                                                          -------------
(collectively, in their capacity as holders of Subordinated Instruments (as defined below), the "Subordinate Creditors"), and NATIONSBANK OF TEXAS, N.A., in
                     ---------------------
its capacity as Administrative Lender (the "Administrative Lender") for the
                                            ---------------------
Lenders to be a party to the Credit Agreement as described below (the

"Lenders");
 -------

     WHEREAS, CompUSA Inc., a Delaware corporation (the "Borrower"), has entered
                                                         --------
into an Amended and Restated Credit Agreement, dated December 30, 1996, with the Lenders and the Administrative Lender (as amended, modified, supplemented or restated from time to time, the "Credit Agreement"; capitalized terms used
                                 ----------------
herein and not otherwise defined herein shall have the meaning given to them in the Credit Agreement);

     WHEREAS, the Borrower and its Subsidiaries are obligated or may at times in the future be obligated to one or more of the Subordinate Creditors;

     WHEREAS, as a condition for executing and entering into the Credit Agreement, the Lenders have required that the Subordinate Creditors' right of payments and claims against the Borrower and its Subsidiaries be subordinated in favor of the Lenders' right of payments and claims under the Credit Agreement; and

     WHEREAS, in order to accommodate the Lenders' conditions and obtain the direct and indirect benefits to the Borrower and the Subordinate Creditors resulting from the Borrower's and the Lenders' execution of the Credit Agreement and other Loan Documents (as defined in the Credit Agreement);

     NOW, THEREFORE, the parties hereto intending to be legally bound hereby covenant and agree as follows:

     Section 1.  Certain Definitions.  In addition to the words and terms
                 -------------------
otherwise defined in this Agreement, the following terms will have the following meanings (and the singular shall include the plural, and vice versa):

     "Credit Obligation Instruments" shall mean, collectively, the Credit
      -----------------------------
Agreement and the Notes, the Subsidiary Guaranty (in each case as the same is defined in the Credit Agreement), and all other agreements, instruments or documents from time to time directly or indirectly evidencing, guaranteeing or securing the payment or performance by the Borrower or any Subsidiary of any indebtedness or obligation arising under or in connection with any Credit Obligation Instrument.

     "Credit Obligations" shall mean any obligation or indebtedness of the
      ------------------
Borrower or any Subsidiary to any Senior Creditor arising under or in connection with any of the Credit Obligation Instruments, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due, secured or unsecured, joint or several, whether for payment or performance, together with all costs, expenses and attorneys' fees incurred in the enforcement or collection thereof.

     "Debtor Relief Laws" shall mean any applicable liquidation,
      ------------------
conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar debtor relief laws affecting the rights of creditors generally from time to time in effect.

     "Insolvency Proceeding" shall mean any voluntary or involuntary
      ---------------------
liquidation, dissolution, sale of all or substantially all assets, marshaling of assets or liabilities, receivership, conservatorship, assignment for the benefit of creditors, insolvency, bankruptcy, reorganization, arrangement or composition of the Borrower or any Subsidiary (whether or not pursuant to any Debtor Relief
Laws) or any other proceedings involving the Borrower or any Subsidiary or any of the assets of the Borrower or any Subsidiary under any Debtor Relief Laws.

     "Lien" shall mean, with respect to any property, any mortgage, lien,
      ----
pledge, collateral assignment, hypothecation, charge, security interest, or other encumbrance of any kind in respect of such property, whether or not vested or perfected.

     "Person" shall mean an individual, corporation, partnership, association,
      ------
joint stock company, trust, joint venture or other legally recognizable entity.

     "Security" shall mean any rights, properties or interests of any Senior
      --------
Creditor under the Credit Obligation Instruments which provides recourse or other benefits to any Senior Creditor in connection with the Credit Obligations for the non-payment or non-performance thereof, including without limitation collateral (whether real or personal, tangible or intangible) in which any Senior Creditor has rights under or pursuant to any Credit Obligation Instruments.

     "Senior Creditor" shall mean the Administrative Lender and each Lender.
      ---------------

     "Senior Obligor" shall mean the Borrower and any endorsers, guarantors,
      --------------
sureties or obligors, primary or secondary, of any or all of the Credit Obligations.

     "Subordinate Creditor" shall mean Comp II, PCs, Comp I, CompTeam, Comp
      --------------------
Management, Comp L.P. and Comp Holdings, and each other holder from time to time of any Subordinated Instrument.

     "Subordinated Instruments" shall mean all agreements, instruments or
      ------------------------
documents from time to time directly or indirectly evidencing, guaranteeing or securing the payment or performance by the Borrower or any Subsidiary of any indebtedness or obligation arising under or in connection with any Subordinated Obligation.

     "Subordinated Obligations" shall mean any obligation or indebtedness of the
      ------------------------
Borrower or any Subsidiary to any Subordinate Creditor, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, due or to become due, secured or unsecured, joint or several, whether for payment or performance, together with all costs, expenses and attorneys' fees incurred in the enforcement or collection thereof.

     "Termination Date" shall mean the date hereafter on which all Credit
      ----------------
Obligations have been paid and satisfied in full.

     Section 2.  Payment in Full.  For all purposes of this Subordination
                 ---------------
Agreement and the Subordinated Instruments, the Senior Creditors shall not be deemed to have been paid in full until the Termination Date.

     Section 3.  Subordination of Subordinated Obligations to Senior
                 ---------------------------------------------------
Obligations.  Each Subordinate Creditor agrees that the Subordinated Obligations
-----------
shall be and hereby are fully subordinated in right of payment and claim in favor of the Credit Obligations. Until the Termination Date, each Subordinate Creditor agrees that it will not request, demand, accept, or receive (by set-off or other manner), and the Borrower and each Subsidiary agrees that it will not pay or deliver to any Subordinate Creditor, whether by payment, prepayment, set-off or otherwise, any payment amount, credit or reduction of all or any part of the amounts owing under the Subordinated Obligations or any security therefor, except as specifically allowed pursuant to Section 4 hereof.

     Section 4.   Payment of Subordinated Obligations.  Notwithstanding the
                  -----------------------------------
provisions of Section 3 hereof, the Borrower and each Subsidiary may pay to each Subordinate Creditor and each Subordinate Creditor may receive and retain from the Borrower and each Subsidiary regularly scheduled payments due and owing under the terms of the Subordinated Instruments or as permitted under the terms of the Subordinated Instruments, provided that the Borrower's and each Subsidiary's right to pay and each Subordinate Creditor's right to receive any such regularly scheduled amount shall automatically and immediately be suspended and cease (i) upon the occurrence of a Default (as defined in the Loan Documents) or (ii) if, after taking into account the effect of such payment, a Default would occur and be continuing. Each Subordinate Creditor's right to receive amounts under this Section 4 (including any amounts which theretofore may have been suspended) shall automatically be reinstated in such time as the Default which was the basis of such suspension has been cured to the Lenders' satisfaction (provided that no subsequent Default has occurred) or such earlier date, if any, as the Administrative Lender gives notice to each Subordinate Creditor of reinstatement by the Lenders, in the Lenders' sole discretion.

     Section 5.  Sums Mistakenly Received.  If any Subordinate Creditor receives
                 ------------------------
any payment on the Subordinated Obligations in violation of this Subordination Agreement, such Subordinate Creditor will hold such payment in trust for the Senior Creditors and will immediately deliver such payment to the Senior Creditors ( or a representative on their behalf) for application to the Credit Obligations.

     Section 6.  No Institution of Collection Proceedings.  Until the
                 ----------------------------------------
Termination Date, no Subordinate Creditor will demand or accelerate the maturity of all or any part of the Subordinated Obligations, nor collect or enforce, or attempt to collect or enforce, from the Borrower or any Subsidiary all or any part of the Subordinated Obligations, whether through the commencement or joinder of a suit, action or proceeding of any type (judicial or otherwise) or Insolvency Proceeding, the enforcement of any rights against any property of the Borrower or any Subsidiary, or otherwise, except where any Senior Creditor shall either join any Subordinate Creditor in bringing proceedings against the Borrower or any Subsidiary or shall request any Subordinate Creditor to file a claim in connection with any such proceeding.

     Section 7.  Insolvency Proceeding.  In the event of any Insolvency
                 ---------------------
Proceeding all Credit Obligations shall first be paid, discharged and performed in full before any payment or performance is made upon the Subordinated Obligations notwithstanding any other provisions which may be made in such Insolvency Proceeding. In the event of any Insolvency Proceeding, each Subordinate Creditor will at any time prior to the Termination Date (a) file, at the request of any Senior Creditor, any claim, proof of claim or similar instrument necessary to enforce the Borrower's or any Subsidiary's obligation to pay the Subordinated Obligations, and (b) hold in trust for and pay to the Senior Creditors any and all monies, obligations, property, stock dividends or other assets received in any such proceeding on account of the Subordinated Obligations in order that the Senior Creditors may apply such monies or the cash proceeds of such other assets to the Credit Obligations. In the event that any Subordinate Creditor fails to take such action upon any Senior Creditor's request, such Senior Creditor shall be deemed to have been appointed the attorney-in-fact for such Subordinate Creditor with respect to the Subordinated Obligations, and such Senior Creditor may in that capacity (i) demand, sue for, collect and receive any and all such monies, dividends or other assets, (ii) file any claim, proof of claim or similar instrument, (iii) vote, and (iv) institute such other proceedings which such Senior Creditor, may deem reasonably necessary for the collection of the Subordinated Obligations and the enforcement of the terms of this Subordination Agreement. Upon request of any Senior Creditor, each Subordinate Creditor will execute and deliver to such Senior Creditor such other and further powers of attorney or other instruments as such Senior Creditor may reasonably request to effect the purposes of this Subordination Agreement. If in any proceeding to enforce the payment of the Subordinated Obligations it becomes necessary that any Subordinate Creditor itself prove such claims, such Subordinate Creditor shall do so upon request by such Senior Creditor. In proving these claims, however, such Subordinate Creditor shall act as the collection agent of such Senior Creditor and shall promptly pay any funds so received to such Senior Creditor.

     Section 8.  Liens Securing Subordinate Debt.  All Liens, rights or interest
                 -------------------------------
now or hereafter securing or benefiting the Subordinated Obligations are hereby expressly subordinated and made secondary and inferior to the Liens, rights or interests now or hereafter securing or benefiting the Credit Obligations. The subordination and relative priority specified in this Section 8 shall apply to all Security regardless of the time or order of acquisition of ownership, attachment or perfection of Liens, the time or order of filing of financing statements, the failure to file such financing statements, possession of the Security or the time of giving or failure to give notice of the acquisition or expected acquisition of any Liens.

     Section 9.  Assignment of Subordinated Debt.  Until the Termination Date,
                 -------------------------------
no Subordinate Creditor shall transfer, assign or pledge any right, claim or interest in all or any part of the Subordinated Obligations, unless such transfer, assignment or pledge is made expressly subject to this Subordination Agreement. The Subordinate Creditors shall cause each instrument evidencing any part of the Subordinated Obligations to bear upon its face a conspicuous statement or legend to the following effect:

          "This instrument and the obligations of CompUSA Inc. evidenced hereby and all security interests securing such obligations are subordinate, pursuant to that certain Subordination Agreement made by and among the Subordinated Creditors referred to therein, in favor of NationsBank of Texas, N.A., as Administrative Lender, for the Lenders referred to therein, dated December 30, 1996, which Subordination Agreement is incorporated herein by specific reference thereto as if fully set forth herein."

     Section 10.  Unconditional Subordination.
                  ---------------------------

          (a) No action which any Senior Creditor may take or omit to take in connection with any of the Credit Obligation Instruments, any of the Credit Obligations, or any Security and no course of dealing with the Borrower, any Senior Obligor, any Senior Creditor, any Subordinate Creditor or any other Person, shall release or diminish any Subordinate Creditor's obligations, liabilities, agreements or duties hereunder, affect this Subordination Agreement in any way, or afford any Subordinate Creditor any recourse against any Senior Creditor, regardless of whether any such action or inaction may increase any risks to or liabilities of any Senior Creditor, any Subordinate Creditor or the Borrower or increase any risk to or diminish any safeguard of any Security. Without limiting the foregoing, the Subordinate Creditors hereby expressly agree that each Senior Creditor may, from time to time, without notice to or the consent of any Subordinate
     Creditor:

               (i) Amend, change, increase or modify, in whole or in part, any one or more of the Credit Obligation Instruments and give or refuse to give any waivers or other indulgences with respect thereto;

               (ii) Neglect, delay, fail, or refuse to take or prosecute any action for the collection or enforcement of any of the Credit Obligations, to foreclose or take or prosecute any action in connection with any Security or Credit Obligation Instrument, to bring suit against any Senior Obligor or any other Person, or to take any other action concerning the Credit Obligations or the Credit Obligation Instruments;

               (iii) Accelerate, change, rearrange, extend, or renew the time, terms, or manner for payment or performance of any one or more of the Credit Obligations;

               (iv) Compromise or settle any unpaid or unperformed Credit Obligations or any other obligation or amount due or owing, or claimed to be due or owing, under any one or more of the Credit Obligation Instruments;

               (v) Take, exchange, amend, eliminate, surrender, release, or subordinate any or all Security for any or all of the Credit Obligations, accept additional or substituted Security therefor, and perfect or fail to perfect any Senior Creditor's rights in any or all Security; and

               (vi) Apply all monies received from the Borrower or others, or from any Security for any of the Credit Obligations, as any Senior Creditor may determine to be in its best interest, without in any way being required to marshal Security or assets or to apply all or any part of such monies upon any particular Credit Obligations.

          (b) No change of law or circumstances shall release or diminish any Subordinate Creditor's obligations, liabilities, agreements, or duties hereunder, affect this Subordination Agreement in any way, or afford any Subordinate Creditor any recourse against any Senior Creditor. Without limiting the foregoing, the obligations, liabilities, agreements, and duties of each Subordinate Creditor under this Subordination Agreement shall not be released, diminished, impaired, reduced, or affected by the occurrence of any of the following from time to time, even if occurring without notice to or without the consent of each Subordinate Creditor:

               (i) Any Insolvency Proceeding or any discharge, impairment, modification, release, or limitation of the liability of, or stay of actions or lien enforcement proceedings against, any Senior Obligor, any properties of any Senior Obligor, or the estate in bankruptcy of any Senior Obligor in the course of or resulting from any such proceedings;

               (ii) The failure by any Senior Creditor to file or enforce a claim in any proceeding described in the immediately preceding subsection (i) or to take any other action in any proceeding to which any Senior Obligor is a party;

               (iii) The release by operation of law of any Senior Obligor from any of the Credit Obligations or any other obligations to any Senior Creditor;

               (iv) The invalidity, deficiency, illegality, or unenforceability of any of the Credit Obligations or the Credit Obligation Instruments, in whole or in part, any bar by any statute of limitations or other law of recovery on any of the Credit Obligations, or any defense or excuse for failure to perform on account of force majeure, act of god, casualty, impossibility, impracticability, or other defense or excuse whatsoever;

               (v) The failure of any Senior Obligor or any other Person to sign any instrument or agreement within the contemplation of any Senior Creditor;

               (vi) The fact that any Subordinate Creditor may have incurred directly part of the Credit Obligations or is otherwise primarily liable therefor; or

               (vii) Without limiting any of the foregoing, any fact or event (whether or not similar to any of the foregoing) which in the absence of this provision would or might constitute or afford a legal or equitable discharge or release of or defense to a guarantor or surety other than the actual payment and performance by each Subordinate Creditor under this Subordination Agreement.

          (c) If any payment or other transfer to any Senior Creditor by any Senior Obligor or any other Person is held to constitute a preference or a voidable transfer under applicable state or federal laws, or if for any other reason any Senior Creditor is required to refund such payment to the payor thereof or to pay the amount thereof to any other Person or to reconvey any property transferred, such payment or other transfer to such Senior Creditor shall not constitute a release of any Subordinate Creditor from any liability hereunder, and each Subordinate Creditor agrees and acknowledges that this Subordination Agreement shall continue to be effective or shall be reinstated, as the case may be, to the extent of any such payment or payments or other transfer.

          (d) This is a continuing agreement and shall apply to and cover all Credit Obligations and renewals, extensions and modifications thereof and substitutions therefor from time to time.

     Section 11.  Waiver.  Each Subordinate Creditor hereby waives, with respect
                  ------
to the Credit Obligations, this Subordination Agreement, and the other Credit Obligation Instruments; (a) notice of the incurrence of any Credit Obligations by the Borrower; (b) notice that any Senior Creditor, any Senior Obligor or any other Person has taken or omitted to take any action under any Credit Obligation Instrument or any other agreement or instrument relating thereto or relating to any Credit Obligations; (c) notice of acceptance of this Subordination Agreement; (d) demand, presentment for payment, and notice of demand, dishonor, nonpayment, or non-performance; (e) notice of default, notice of intention to accelerate, notice of acceleration, protest, and notice of protest; (f) notice of any renewal, extension, modification or substitution of any Credit Obligations; and (g) all other notices whatsoever.

     Section 12.  Exercise of Remedies.  Each Senior Creditor shall have the
                  --------------------
right to enforce, from time to time, in any order and at each Senior Creditor's sole discretion, any rights, powers and remedies which such Senior Creditor may have under the Credit Obligation Instruments or otherwise, including, but not limited to, judicial foreclosure, the exercise of rights of power of sale, the taking of a deed of assignment in lieu of foreclosure, the appointment of a receiver to collect rents, issues and profits, the exercise of remedies against personal property, or the enforcement of any assignment of leases, rentals, or other properties or rights, whether real or personal, tangible or intangible; and this Subordination Agreement shall remain effective even though any rights which any Subordinate Creditor may have against the Borrower, any Subsidiary or others may be destroyed or diminished by exercise of any such right or remedy. No failure on the part of a Senior Creditor to exercise, and no delay in exercising, any right hereunder or under any other Credit Obligation Instruments shall operate as a waiver thereof; nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any other right. The rights, powers and remedies of each Senior Creditor provided herein and in the other Credit Obligation Instruments are cumulative and are in addition to, and not exclusive of, any other rights, powers or remedies provided by law or in equity. The rights of each Senior Creditor hereunder are not conditional or contingent on any attempt by any Senior Creditor to exercise any of its rights under any other Credit Obligation Instrument against any Senior Obligor or any other Person.

     Section 13.  Subrogation.  Until all of the Credit Obligations have been
                  -----------
paid and performed in full, no Subordinate Creditor shall have any right to exercise any right of subrogation with respect hereto, and each Subordinate Creditor hereby waives any rights to enforce any remedy which such Subordinate Creditor may have against the Borrower and any Subsidiary and any right to participate in any Security until such time.

     Section 14.  Successors and Assigns.  The Subordinate Creditors'
                  ----------------------
obligations hereunder may not be assigned or delegated, but this Subordination Agreement and such obligations shall pass to and be fully binding upon the successors of each Subordinate Creditor. This Subordination Agreement shall apply to and inure to the benefit of each Senior Creditor and its successors or assigns. Without limiting the generality of the immediately preceding sentence, each Senior Creditor may as permitted pursuant to Section 11.6 of the Credit Agreement, assign, grant a participation in, or otherwise transfer any Credit Obligations held by it or any portion thereof, and each Senior Creditor may assign or otherwise transfer its rights or any portion thereof under any Credit Obligation Instrument, to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to such Senior Creditor hereunder.

     Section 15.  Agreement Not for Benefit of Third Parties.  All
                  ------------------------------------------
understandings, agreements, representatives and warranties contained herein are solely for the benefit of the Senior Creditors and the Subordinate Creditors and their respective successors and assigns, and there are no other parties (including, but not limited to, the Borrower or any Subsidiary) who are intended to be benefitted in any way by this Agreement.

     Section 16.  Limitation on Liability.  Neither any Senior Creditor, on the
                  -----------------------
one hand, nor any Subordinate Creditor, on the other hand, shall have any duties or obligations to the other in respect of the Security or in respect of this Subordination Agreement, except as expressly set forth herein. Neither any Senior Creditor, on the one hand, nor any Subordinate Creditor, on the other hand, shall have any duty or responsibility to the other to maintain or maintain perfected any Lien in any Security.

     Section 17.  Representations and Warranties.  Each Subordinate Creditor
                  ------------------------------
executing this Subordination Agreement hereby represents and warrants as follows:

          (a) The execution, delivery and performance by such Subordinate Creditor of this Subordination Agreement have been duly authorized by all necessary corporate or other action and do not and will not contravene its certificate or articles of incorporation, bylaws or other governing documents.

          (b) The execution, delivery and performance by such Subordinate Creditor of this Subordination Agreement do not and will not contravene any law or governmental regulation or any contractual restriction binding on or affecting such Subordinate Creditor or any of its properties, and do not and will not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties.

          (c) No authorization or approval or other action by, and no notice to or filing with, any Person is required for the due execution, delivery and performance by such Subordinate Creditor of this Subordination Agreement.

          (d) This Subordination Agreement is a legal, valid and binding obligation of such Subordinate Creditor, enforceable against such Subordinate Creditor in accordance with its terms, subject to Debtor Relief Laws.

          (e) There is no action, suit or proceeding pending or, to the knowledge of such Subordinate Creditor, threatened against or otherwise affecting such Subordinate Creditor before any Tribunal or arbitrator which may materially and adversely affect such Subordinate Creditor's ability to perform its obligations hereunder.

          (f) The value of the consideration received and to be received by such Subordinate Creditor in connection herewith is reasonably worth at least as much as the liability and obligations of such Subordinate Creditor hereunder, and the incurrence of such liability and obligations in return for such consideration may reasonably be expected to benefit such Subordinate Creditor, directly or indirectly.

     Section 18.  Applicable Law.  This Subordination Agreement shall be
                  --------------
governed by and construed and enforced in accordance with the laws of the State of Texas. If any term or provision of this Subordination Agreement shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

     Section 19.  Additional Documentation.  Each Subordinate Creditor agrees to
                  ------------------------
execute any further instruments and to take all other action which, in any Senior Creditor's opinion, may become necessary or appropriate to carry out fully the purposes of this Subordination Agreement.

     Section 20.  Agreement by Borrower and each Subsidiary.  By signing below,
                  -----------------------------------------
the Borrower and each Subsidiary hereby agrees to act in compliance with the terms and restrictions of this Subordination Agreement and, in particular and without limitation, to make no payment on the Subordinated Obligations to any Subordinate Creditor until the Termination Date, except as otherwise permitted pursuant to this Subordination Agreement.

     Section 21.  Notices.  All notices, statements, requests and demands given
                  -------
to or made upon any party hereto in accordance with the provisions of this Agreement shall be given by personal delivery, telecopy, first-class mail or overnight courier, and such notice shall be effective when received. Notices shall be given to the address for notices set forth on the signature page hereof, or as any party may notify the other parties from time to time.

     Section 22.  Not Affected by Amendments.  The provisions of this
                  --------------------------
Subordination Agreement shall remain in full force and effect regardless of any amendment, modification or supplement to the Credit Obligation Instruments or the Subordinated Instruments.

     Section 23.  Headings and References.  The headings used herein are for
                  -----------------------
purposes of convenience on and shall not be used in construing the provisions hereof. the words "this Subordination Agreement", "this instrument", "herein", "hereof", "hereby" and words of similar import refer to this Subordination Agreement as a whole and not to any particular subdivision unless expressly so limited. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

     Section 24.  No Oral Change; Amendment.  This Subordination Agreement may
                  -------------------------
not be changed orally, and no obligation of any party hereto may be released or waived except by a writing signed by the party or parties to whom the obligation is owed. Any of the provisions of this Agreement may from time to time be amended, modified or waived by the Subordinated Creditors, the Lenders and the Administrative Lender.

     Section 25.  Counterparts.  This Subordination Agreement may be separately
                  ------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Subordination Agreement.

     Section 26.  Severability.  Any provision of this Subordination Agreement
                  ------------
which is for any reason prohibited or found or held invalid or unenforceable by any court or governmental agency shall be ineffective to the extent of such prohibition or invalidity or unenforceability without invalidating the remaining provisions hereof in such jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 27.  THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT
BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER COVERED HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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                                      -11-

     IN WITNESS WHEREOF, this Subordination Agreement is executed as of the date first above written.

                                    COMPUSA HOLDINGS II INC.



                                    By:   /s/ Mark R. Walker
                                        -------------------------
                                        Name: Mark R. Walker
                                              -------------------
                                        Title: Vice President
                                               ------------------


Address for Notices to all
Subordinate Creditors:

CompUSA Inc.
14951 North Dallas Parkway
Dallas, Texas 75240

Attention:  Mark R. Walker
            Senior Vice President and
            General Counsel

                                    PCs COMPLEAT, INC.



                                    By:  /s/ Mark R. Walker
                                         -------------------------
                                         Name: Mark R. Walker
                                              --------------------
                                         Title: Vice President
                                                ------------------


                                    COMPUSA HOLDINGS I INC.



                                    By:  /s/ Mark R. Walker
                                         -------------------------
                                         Name: Mark R. Walker
                                              --------------------
                                         Title: Vice President
                                               -------------------

                                    COMPTEAM INC.



                                    By:  /s/ Mark R. Walker
                                         -------------------------
                                         Name: Mark R. Walker
                                               -------------------
                                         Title: Vice President
                                               -------------------



                                    COMPUSA MANAGEMENT COMPANY



                                    By:  /s/ Mark R. Walker
                                         -------------------------
                                         Name: Mark R. Walker
                                              --------------------
                                         Title: Vice President
                                                ------------------


                                    COMPUSA STORES L.P.

                                    By:  COMPUSA INC., its general partner



                                         By:  /s/ Mark R. Walker
                                            --------------------------
                                            Name: Mark R. Walker
                                                  --------------------
                                            Title: Sr. V.P.- Secretary
                                                   -------------------


                                    COMPUSA HOLDINGS COMPANY



                                    By:  /s/ Mark R. Walker
                                         --------------------------
                                         Name: Mark R. Walker
                                               --------------------
                                         Title: Sr. Vice President
                                                -------------------

Address for Notices:                NATIONSBANK OF TEXAS, N.A., as
                                    Administrative Lender
901 Main Street, 67th Floor
Dallas, Texas 75202

Attention:  Stan W. Reynolds        By:  /s/ Nancy J. Pearson
                                         ----------------------------
                                         Name: Nacy J. Pearson
                                              -----------------------
                                         Title: Senior Vice President
                                               ----------------------



CONSENTED AND AGREED TO:

COMPUSA INC.



By:  /s/ Robert Gary
     -------------------------------
     Name: Robert Gary
          --------------------------
     Title:Vice Presidient - Finance
           -------------------------


Address for Notices:

14951 North Dallas Parkway
Dallas, Texas 75240


Attention:  Mark R. Walker
            Senior Vice President and
            General Counsel